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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 21, 1998
                 -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                        0-23290                 62-155084
----------------------------       ---------------------     ------------------
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

ANNOUNCEMENT OF RFS ASSET SALE TO AND MERGER WITH EQUITY INNS

         On April 21, 1998 Equity Inns, Inc. (the "Company") announced that the Company, RFS Hotel Investors, Inc. ("RFS"), RHI Acquisition, Inc., RFS Partnership, L.P., and Equity Inns Partnership, L.P have signed an Asset Sale Agreement and Plans of Mergers dated April 21, 1998 (the "Agreement") providing for the merger of RFS into a wholly owned subsidiary of the Company.

         If the average of the Company's common stock price is between $14.00 and $17.00 per share during an agreed-upon 20-day measurement period prior to closing as provided in the Agreement, RFS shareholders will receive 1.5 shares of the Company's common stock for each share of common stock of RFS. If the Company's average stock price during the measurement period exceeds $17.00, the exchange ratio will be adjusted to provide RFS' shareholders with $25.50 worth of the Company's common stock for each share of the common stock of RFS. Upon the closing of such merger, RFS board members Robert M. Solmson and Bruce E. Campbell, Jr. will join the Company's Board of Directors, increasing its size from four to six persons. In addition, Mr. Solmson will become a member of a newly-created executive committee of the Company's Board of Directors, consisting of Messrs. Phillip H. McNeill, Sr., Robert M. Solmson and William W. Deupree, Jr. Mr. McNeill will continue as Chairman of the Board and Chief Executive Officer of the combined REIT following such transaction. The transaction is expected to close in the third quarter of 1998 and is subject to the approval of both companies' shareholders and to other customary conditions.

         The transaction includes the Company's assumption of approximately $330 million of RFS's debt which includes the anticipated costs of terminating certain of the operating leases on RFS' hotels. The acquisition would add 62 hotels with an aggregate of 8,932 rooms in 24 states, plus six hotel development opportunities, to the Company's current portfolio of 95 hotels with rooms in 32 states and upon completion of the transaction and certain announced acquisitions, the Company would own 167 hotels with 21,782 rooms and suites in 34 states.

         The Company's headquarters will remain in Memphis following the completion of the merger.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Certain matters discussed in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainities and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, but are not limited to, the risk that the transaction described herein may not receive the requisite approval of either companies' shareholders; the risk that the Company's average stock price may fall below the average price specified by the Agreement; and the risk that certain conditions to closing of the transaction may not be met. There can be no assurance, therefore, that the transactions contemplated by the Agreement will be consummated.





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ITEM 7.  EXHIBITS.

     (c)     Exhibits.  The following exhibits are filed with this Form 8-K.

10.1         Asset Sale Agreement and Plans of Mergers among RFS Hotel Investors, Inc., RHI Acquisition, Inc.,
             Equity Inns, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P. dated April 21, 1998
             (the "Merger Agreement")

23.1         Consent of Coopers & Lybrand L.L.P.

23.2         Consent of KPMG Peat Marwick LLP

99.1         Press release dated April 21, 1998

99.2         Pro forma financial information (unaudited) for Equity Inns, Inc. for the year ended
             December 31, 1997 and for the three months ended March 31, 1998 reflecting the pro forma effects of the transactions described in the Merger Agreement, as well as certain other transactions specific to RFS Hotel Investors, Inc. and Equity Inns, Inc.

99.3         Historical audited financial statements of RFS Hotel Investors, Inc. as of December 31, 1997
             and 1996 and for the three-year period ended December 31, 1997

99.4         Historical unaudited financial statements of RFS Hotel Investors, Inc. as of March 31, 1998 and for
             the three months ended March 31, 1998 and 1997 (unaudited)

99.5         Historical audited financial statements of RFS, Inc. as of December 31, 1997 and 1996 and for the
             three-year period ended December 31, 1997








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          EQUITY INNS, INC.
                            (REGISTRANT)


May 15, 1998              By: /s/ Howard A. Silver
                              -------------------------------------------------
                               Howard A. Silver, Executive Vice President,
                               Secretary, Treasurer and Chief Financial Officer





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                                    EXHIBITS



Item Number                                 Description
-----------                                 -----------

10.1       Asset Sale Agreement and Plans of Mergers among RFS Hotel Investors, Inc., RHI Acquisition, Inc.,
           Equity Inns, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P. dated April 21, 1998
           (the "Merger Agreement")

23.1       Consent of Coopers & Lybrand L.L.P.

23.2       Consent of KPMG Peat Marwick LLP

99.1       Press release dated April 21, 1998

99.2       Pro forma financial information (unaudited) for Equity Inns, Inc. for the year ended
           December 31, 1997 and for the three months ended March 31, 1998 reflecting the pro forma effects of the transaction described in the Merger Agreement, as well as certain other transactions specific to RFS Hotel Investors, Inc. and Equity Inns, Inc.

99.3       Historical audited financial statements of RFS Hotel Investors, Inc. as of December 31, 1997 and 1996
           and for the three-year period ended December 31, 1997

99.4       Historical unaudited financial statements of RFS Hotel Investors, Inc. for the three months ended
           March 31, 1998 and 1997 (Unaudited)

99.5       Historical audited financial statements of RFS, Inc. as of December 31, 1997 and 1996 and for the three-year period ended December 31, 1997




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